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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MARCH 30, 2004


                               INSILCO HOLDING CO.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                      0-24813               06-1158291
            --------                      -------               ----------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)      (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)



                               C/o Carol Stebbins
                              18 North Main Street
                             Mount Vernon, OH 43050
                                 (740) 393-3339

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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ITEM 5. OTHER EVENTS.

On December 16, 2002, Insilco Holding Co., a Delaware corporation ("Holdings"), the parent Company of Insilco Technologies, Inc., a Delaware corporation ("Insilco"), Insilco and seven of Insilco's subsidiaries, Insilco International Holding, Inc., a Delaware corporation, Precision Cable Mfg. Co. Inc., a Texas corporation, Stewart Stamping Corporation, a Delaware corporation, InNet Technologies, Inc., a California corporation, Stewart Connector Systems, Inc. a Pennsylvania corporation, Eyelets For Industry, Inc., a Connecticut corporation, and its subsidiary EFI Metal Forming, Inc., a Connecticut corporation and Signal Transformer Co., Inc., a Delaware corporation and its subsidiary Signal Caribe, Inc., a Delaware corporation, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware, Case No. 02-13672.

Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on December 20, 2002, Holdings sought a no-action position from the Staff of the Commission that would permit Holdings to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, as well as other information concerning developments in its bankruptcy proceedings in lieu of filing its annual and quarterly reports under the Securities Exchange Act of 1934. Holdings would continue to comply with all other requirements of the Exchange Act, including (but not limited to) Section 14A regarding the solicitation of proxies.

The Staff granted the no-action position request on March 18, 2003. Therefore, in conformity with the provisions of Staff Legal Bulletin No. 2, Holdings files herewith its financial report, for the period ended February 29, 2004, filed with the Bankruptcy Court on March 30, 2004 (the "Report").

THE REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT IS ONLY REPRESENTATIVE OF THE FILING COMPANIES AS LISTED ABOVE.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

          EXHIBIT NO.                    DESCRIPTION

            99 (a) Transmittal of Financial Reports with Operating Requirements for the period ended February 29, 2004.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               INSILCO HOLDING CO.
                                               Registrant



Date: March 30, 2004                           By:  /s/ CAROL G. STEBBINS
                                                    ----------------------
                                                    Carol G. Stebbins
                                                    President



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

                                  EXHIBIT INDEX


 EXHIBIT NO.    DESCRIPTION


    99(a) Transmittal of Financial Reports with Operating Requirements for the period ended February 29, 2004.





























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